UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 7, 2008
CASTLE BRANDS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-32849	41-2103550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

570 Lexington Avenue, 29th Floor, New York NY	10022
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (646) 356-0200
Not Applicable
Former name or former address, if changed since last report
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On November 7, 2008, Castle Brands Inc. (the “Company”) entered into a letter agreement with Vector Group Ltd. (“Vector”) and Richard J. Lampen. Under the agreement, effective as of October 11, 2008, Vector has agreed to make available to the Company the services of Mr. Lampen, Vector’s Executive Vice President, to serve as the Company’s interim President and Chief Executive Officer and to provide certain other financial and accounting services, including assistance with complying with Section 404 of the Sarbanes-Oxley Act of 2002. In consideration for such services, the Company will pay Vector an annual fee of $100,000, plus any direct, out-of-pocket costs, fees and other expenses incurred by Vector or Mr. Lampen in connection with providing such services, and will indemnify Vector. The agreement is terminable by either party upon 30 days’ prior written notice.
     Vector beneficially owns, within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, 320,000 shares of the Company’s Series A Preferred Stock (convertible into 11,428,576 shares of the Company’s Common Stock, representing approximately 11.3% of the Company’s Common Stock on an as-converted basis). Mr. Lampen is a director and executive officer of the Company. Dr. Phillip Frost, a director the Company, together with related entities, is a principal stockholder of the Company and a greater than 5% stockholder of Vector. Dr. Frost, together with related entities, beneficially owns approximately 6% of the outstanding shares of Vector.
     The full terms of the letter agreement are set forth therein, a copy of such letter agreement is attached hereto as Exhibit 10.1 and incorporated by reference herein. The above description of the terms of the letter agreement do not constitute a complete summary and is qualified in its entirety by reference to such exhibit.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     See Item 1.01, which is incorporated herein by reference.

Item 8.01	Other Events.
     On November 7, 2008, the Company entered into an agreement, effective as of October 11, 2008, with Ladenburg Thalmann Financial Services Inc. (“LTFS”) under which the Company agreed to reimburse LTFS for its costs in providing certain administrative, legal and financial services to the Company. Mr. Lampen is a director and executive officer of LTFS. Dr. Frost is the chairman of the board of directors of LTFS. Dr. Frost, together with related entities, is a principal stockholder of the Company and the principal shareholder of LTFS. Dr. Frost, together with related entities beneficially owns approximately 31% of the outstanding shares of LTFS.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

10.1	Letter Agreement, dated November 7, 2008, between Castle Brands Inc. and Vector Group Ltd.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASTLE BRANDS INC.
By:	/s/ Seth B. Weinberg
	Name:	Seth B. Weinberg
	Title:	Senior Vice President, General Counsel and Secretary

Dated: November 7, 2008
EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement, dated November 7, 2008, between Castle Brands Inc. and Vector Group Ltd.

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